UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2026

NSTS Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41232 (Commission File Number)	87-2522769 (I.R.S. Employer Identification No.)

700 S. Lewis Avenue Waukegan, Illinois (Address of Principal Executive Offices)	60085 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 336-4430

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSTS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced merger of NSTS Bancorp, Inc. (the “Company”) and Brookfield Bancshares, Inc. (“Brookfield”), with the Company having merged with and into Brookfield, and the Company’s subsidiary bank, North Shore Trust and Savings (the “Bank”), having become a wholly-owned subsidiary of Brookfield effective as of 12:01 a.m. Eastern time on October 1, 2026 (the “Effective Time”), pursuant to the Agreement and Plan of Merger, dated as of May 12, 2026 (the “Merger Agreement”), by and among the Company, BRKD Merger Sub Inc., a wholly owned subsidiary of Brookfield (“Merger Sub”), and Brookfield.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As of the Effective Time, the Company merged with Merger Sub, with the Company as the surviving corporation (the “Merger”), and immediately thereafter merged with and into Brookfield, with Brookfield as the surviving corporation (the “Second Merger,” and together with the Merger, the “Mergers”). Following the Second Merger, the separate existence of the Company ceased.

Following the Second Merger, the Bank has become a wholly owned subsidiary of Brookfield, and will continue to operate under its existing name and federal savings association charter as a subsidiary of Brookfield.

Pursuant to the terms of the Merger Agreement, all of the shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) issued and outstanding at the Effective Time were converted into the right to receive $14.31 per share of outstanding Common Stock (the “Per Share Merger Consideration”). In addition, each share of restricted stock of the Company granted under the NSTS Bancorp, Inc. 2023 Equity Incentive Plan (the “Plan”), whether or not vested, vested at the Effective Time and was converted into the right to receive the Per Share Merger Consideration. Each stock option granted under the Plan, whether or not vested, vested at the Effective Time and was converted into the right to receive a cash payment equal to the difference between the option’s exercise price and the Per Share Merger Consideration. The aggregate merger consideration to be paid to holders of Common Stock, restricted stock of the Company and stock options is $73,662,000 (the “Merger Consideration”).

The foregoing references to the Mergers and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 12, 2026, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2026, the Company notified the Nasdaq Capital Market (“Nasdaq”) of the impending consummation of the Mergers and requested that Nasdaq (i) suspend trading of the Common Stock on Nasdaq after the end of regular trading hours on Nasdaq on September 30, 2026, and (ii) file with the Securities and Exchange Commission (the “SEC”) on Form 25 a notification of delisting of the Common Stock and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed or traded on Nasdaq.

Additionally, Brookfield, as successor to the Company, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of the Common Stock ceased to have any rights with respect thereto, except the right to receive the Merger Consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Mergers, a change in control of the Company occurred. The information set forth under the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

As of the Effective Time, the Company ceased to exist as a separate entity, and the Company’s directors and executive officers ceased to be directors and executive officers of the Company.

In accordance with the Merger Agreement, the Bank’s President and Chief Executive Officer, Stephen G. Lear, and Apolonio Arenas, a former director of the Company and a director of the Bank, will remain on the Bank’s board of directors. In addition, Amy Avakian, Chief Lending Officer of the Bank, was appointed to the Bank’s board of directors immediately following the consummation of the Mergers.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Certificate of Incorporation and Bylaws, as amended, of the Company ceased to be in effect by operation of law.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of the Company was held on September 29, 2026. A total of 3,765,965 shares of the Company’s stock were present or represented by proxy at the Special Meeting. This represented 71.69% of the Company’s shares of Common Stock that were outstanding and entitled to vote at the Special Meeting. Two proposals were presented to the Company’s stockholders at the Special Meeting, which are described in detail in the definitive merger proxy statement filed with the SEC on August 31, 2026. The final results of the stockholder vote on each of the proposals presented at the Special Meeting are as follows:

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Proposal 1 – Approval of the Merger Agreement and Merger

The proposal to approve the Merger Agreement and the Merger received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,762,060	3,905	0	0

Proposal 2 – Adjournment Proposal

The proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Agreement and the Merger received the following votes, but such an adjournment was not necessary in light of the approval of Proposal 1:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,751,947	14,018	0	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Brookfield Bancshares, Inc. (as successor to the Company) has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 1, 2026

BROOKFIELD BANCSHARES, INC., AS SUCCESSOR BY MERGER TO NSTS BANCORP, INC.

By:	/s/ Phillip Richard
Phillip Richard
Secretary

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